UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

iMedia Brands, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IMBIQ	N/A
8.50% Senior Notes due 2026	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On August 8, 2023, iMedia Brands, Inc. (the “Company”) received a Notice of Termination (the “Notice”) from RNN-TV Licensing Co. LLC (“RNN”) terminating the Asset and Equity Purchase Agreement (the “Purchase Agreement”), dated July 3, 2023, by and between the Company and RNN. The Notice set forth the reason for the termination as the Company’s failure to meet, or inability to meet, certain Bankruptcy Court Milestones (as defined in the Purchase Agreement).

Item 8.01	Other Events.

As previously reported, on June 28, 2023, the Company and its U.S. subsidiaries filed a voluntary petition (Case No. 23-10852) (the “Chapter 11 Cases”) for relief under Chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

Pursuant to the Chapter 11 Cases, an auction process related to the sale of the Company and its subsidiaries was held on August 10, 2023. The Company intends to seek the approval of an alternative transaction from that set out in the Purchase Agreement at a hearing in the Bankruptcy Court on August 14, 2023.

Forward-Looking Statements

This document may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact, including statements regarding anticipated timing of filings with the Securities and Exchange Commission are forward-looking. The Company often use words such as anticipates, believes, estimates, expects, intends, seeks, predicts, hopes, should, plans, will, or the negative of these terms and similar expressions to identify forward-looking statements, although not all forward looking-statements contain these words. These statements are based on management's current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to), the Company’s ability to resolve the foregoing matters involving its liquidity and indebtedness. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this announcement. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2023	iMedia Brands, Inc.

	By:	/s/ Timothy A. Peterman
Timothy A. Peterman
Chief Executive Officer & Interim Chief Financial Officer